FEDERATED INTERNATIONAL EQUITY FUND

A PORTFOLIO OF FEDERATED INTERNATIONAL SERIES, INC.

CLASS A SHARES
CLASS B SHARES
CLASS C SHARES
________________________________________________________________________________
Supplement to the Prospectus dated February 1, 2007.


1. In the Prospectus section entitled "Who Manages the Fund" under the subsection entitled "Portfolio Management Information," please delete the biography of Stephen F. Auth in its entirety and replace it with the following:

    REINER M. TRILTSCH

    Reiner M. Triltsch has been a Portfolio Manager of the Fund since June 2007. Mr. Triltsch joined Federated in June 2007 as the Head of the International Equity Team responsible for overseeing the management of all international equity portfolios. Prior to joining Federated, Mr. Triltsch was the Managing Director and Head of International Investments at U.S. Trust from October 2004 to June 2007. He was Executive Director, Chief Investment Officer and Senior Portfolio Manager at WestAM, Ltd. from January 2001 to April 2004. Mr. Triltsch was Managing Director and Co-Founder of Gulfstream Global Investors, Ltd. from January 1991 to January 2001. Mr. Triltsch is a CFA charterholder. Mr. Triltsch earned his B.A. in Liberal Studies, M.B.A. in Finance, and M.A. in Economics from Texas Christian University.


    Richard Winkowski and Regina Chi will remain as portfolio managers of the Federated International Equity Fund.



Cusips31420G101
      31420G200
      31420G309


37057 (06/07)

                                                       June 25, 2007













                                      -1-






FEDERATED INTERNATIONAL EQUITY FUND

A PORTFOLIO OF FEDERATED INTERNATIONAL SERIES, INC.

CLASS A SHARES
CLASS B SHARES
CLASS C SHARES
________________________________________________________________________________
Supplement to the Statement of Additional Information (SAI) dated February 1, 2007.


1. In the SAI section entitled "Who Manages and Provides Services to the Funds," in the subsection entitled "Portfolio Manager
    Information," please delete the information pertaining to Stephen F. Auth and replace it in its entirety with the following information:

    The following information about the Fund's portfolio manager is provided as of May 31, 2007, prior to Mr. Triltsch's active employment as Portfolio Manager of the fund. Mr. Triltsch will begin serving as Portfolio Manager of the fund, and the additional accounts referenced below, on June 25, 2007.

                                    ADDITIONAL ACCOUNTS MANAGED BY PORTFOLIO
MANAGER

Type of     Total Number of Additional Accounts/ Additional Accounts / Total Assets Managed that are Subject to Advisory Fee Based
Account     Total Assets Managed.                on Account Performance.
Registered  2 Funds/$475.876 million             0
Investment
Companies
Other       1 Portfolio/$31.337 million          0
Pooled
Investment
Vehicles
Other       1 Account/$48.581 million            1 Account/ $48.581 million
Accounts


    Dollar value range of shares owned in the Fund: none

    Reiner Triltsch is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. Subject to certain guarantee amounts, the annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

    IPP for the Fund is measured on a rolling 1, 3, and 5 calendar year pre-tax gross total return basis vs. the Fund's designated peer group of comparable accounts and vs. the Fund's benchmark (i.e., Morgan Stanley Capital International Europe, Australasia and Far East Growth Index). Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded. As noted above, Mr. Triltsch is also the Portfolio Manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks and/or peer groups. Within each performance measurement period, IPP is calculated with an equal weighting of each included account managed by the portfolio manager. A portion of the bonus tied to the IPP score maybe adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.

    The Financial Success category is designed to tie the portfolio manager's bonus, in part, to Federated's overall financial results. Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results. Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

    As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or "soft dollars"). The Adviser has adopted policies and procedures and has structured the portfolio managers' compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.


    Richard Winkowski and Regina Chi will remain as portfolio managers of the Federated International Equity Fund.


Cusips31420G101
      31420G200
      31420G309


37058 (06/07)

                                                       June 25, 2007













                                      -1-